PGi Reports Third Quarter 2013 Results: Revenues $130.6M, Non-GAAP Diluted EPS from Continuing Operations $0.20*; Company Sets Quarterly Sales Record of $4.0M in New SaaS-based Collaboration Products

ATLANTA, Oct. 30, 2013 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a global leader in collaboration and virtual meetings for over 20 years, today announced results for the third quarter ended September 30, 2013.

In the third quarter of 2013, net revenues totaled $130.6 million, compared to $125.9 million in the third quarter of 2012. Diluted EPS from continuing operations was $0.10 in the third quarter of 2013, compared to diluted EPS from continuing operations of $0.12 in the third quarter of 2012. Non-GAAP diluted EPS from continuing operations was $0.20* in the third quarter of 2013, compared to non-GAAP diluted EPS from continuing operations of $0.18* in the third quarter of 2012.

"We are pleased with the progress we made during the third quarter, with record sales of our new SaaS-based collaboration products," said Boland T. Jones, PGi founder, chairman and CEO. "Our top priority is to continue to drive profitable growth and increase shareholder value by converting our business and our customers to PGi's higher-value online and mobile meeting applications on our new SaaS platform. At the same time, we continue to look for opportunities to grow our share of the global collaboration market through strategic acquisitions and continuing investments in our go-to-market strategy."

Third Quarter 2013 Accomplishments

  Grew revenue from PGi SaaS products over 65% as compared to the third quarter of 2012;
  Exited the quarter with an annual revenue run-rate of nearly $33 million from SaaS products;
  Acquired ACT Teleconferencing, a global provider of integrated conferencing solutions with operations in eight countries in North America, Europe and Asia Pacific;
  Increased the borrowing capacity, extended the term and improved the pricing and covenants of PGi's credit facility, providing additional flexibility to execute its strategic growth plans, while also lowering its cost of capital;
  Announced iMeet® accessibility via the SAP® Business ByDesign® solution, making it available to even more fast-growing, mid-market businesses and subsidiaries of large enterprises working with SAP around the world;
  Announced a managed services agreement with Ingram Micro Inc., the world's largest technology distributor and a global leader in IT supply-chain, adding iMeet to the Ingram Micro Cloud Marketplace; and
  Launched GlobalMeet® in the Google Play™ Store for Android smartphones, giving users all the tools they need to host and manage meetings wherever they are with their Android phone.

Nine Month Results
In the first nine months of 2013, net revenues totaled $392.2 million, compared to $379.5 million in the first nine months of 2012. Diluted EPS from continuing operations was $0.43 in the first nine months of 2013, compared to diluted EPS from continuing operations of $0.38 in the same period in 2012. Non-GAAP diluted EPS from continuing operations was $0.58* in the first nine months of 2013, compared to non-GAAP diluted EPS from continuing operations of $0.55* in the first nine months of 2012.

Financial Outlook
The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, PGi anticipates that net revenues from continuing operations in 2013 will be in the range of $523-$525 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.78-$0.79*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 244-2417 (U.S. and Canada) or (913) 312-1516 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company's consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

All trademarks and registered trademarks are the property of their respective owners.

About Premiere Global Services, Inc., PGi
PGi has been a global leader in collaboration and virtual meetings for over 20 years. PGi's cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice, mobile, web streaming and file sharing technologies. PGi solutions are available via desktops, tablets and mobile devices, helping businesses worldwide be more productive, mobile and environmentally responsible. PGi has a global presence in 25 countries and an established base of over 40,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has hosted nearly one billion people from 137 countries in over 200 million meetings. For more information, visit PGi at www.pgi.com.

Investor Calls
Sean O'Brien
Executive Vice President
Strategy & Communications
(404) 262-8462

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of our cloud-based, virtual meeting solutions, including our iMeet® and GlobalMeet® solutions; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customer's confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Net revenues	$ 130,570	$ 125,892	$ 392,240	$ 379,510
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	56,203	53,806	168,566	161,044
Selling and marketing	33,379	31,725	101,924	98,756
General and administrative (exclusive of expenses
shown separately below)	15,605	15,855	47,284	47,070
Research and development	4,145	3,703	11,699	10,608
Excise and sales tax expense	1	-	78	118
Depreciation	8,459	8,251	25,029	24,207
Amortization	855	807	1,709	3,239
Restructuring costs	240	590	441	703
Asset impairments	18	696	216	741
Net legal settlements and related expenses	278	1,769	591	1,851
Acquisition-related costs	2,805	-	3,044	-
Total operating expenses	121,988	117,202	360,581	348,337

Operating income	8,582	8,690	31,659	31,173

Other (expense) income:
Interest expense	(1,599)	(1,843)	(4,927)	(5,404)
Interest income	22	10	93	19
Other, net	(88)	(282)	130	(531)
Total other expense, net	(1,665)	(2,115)	(4,704)	(5,916)

Income from continuing operations before income taxes	6,917	6,575	26,955	25,257
Income tax expense	2,072	855	6,821	6,618
Net income from continuing operations	4,845	5,720	20,134	18,639

Loss from discontinued operations, net of taxes	(182)	(61)	(418)	(334)

Net income	$ 4,663	$ 5,659	$ 19,716	$ 18,305

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	46,313	47,297	46,202	47,949

Basic net income (loss) per share (1)
Continuing operations	$ 0.10	$ 0.12	$ 0.44	$ 0.39
Discontinued operations	-	-	(0.01)	(0.01)
Net income per share	$ 0.10	$ 0.12	$ 0.43	$ 0.38

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	46,818	47,800	46,685	48,424

Diluted net income (loss) per share (1)
Continuing operations	$ 0.10	$ 0.12	$ 0.43	$ 0.38
Discontinued operations	-	-	(0.01)	(0.01)
Net income per share	$ 0.10	$ 0.12	$ 0.42	$ 0.38

(1) Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	September 30,	December 31,
	2013	2012

ASSETS
CURRENT ASSETS
Cash and equivalents	$ 37,072	$ 20,976
Accounts receivable (less allowances of $753 and $834, respectively)	86,646	75,149
Prepaid expenses and other current assets	21,103	18,245
Income taxes receivable	3,644	1,272
Deferred income taxes, net	11,197	9,852
Total current assets	159,662	125,494

PROPERTY AND EQUIPMENT, NET	107,597	104,613

OTHER ASSETS
Goodwill	310,908	297,773
Intangibles, net of amortization	43,108	7,384
Deferred income taxes, net	2,469	2,597
Other assets	10,375	7,942
TOTAL ASSETS	$ 634,119	$ 545,803

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 56,951	$ 48,166
Income taxes payable	554	1,116
Accrued taxes, other than income taxes	12,959	4,333
Accrued expenses	33,307	32,093
Current maturities of long-term debt and capital lease obligations	2,124	3,137
Accrued restructuring costs	384	1,040
Deferred income taxes, net	30	15
Total current liabilities	106,309	89,900

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	223,142	179,832
Accrued restructuring costs	49	117
Accrued expenses	17,109	15,541
Deferred income taxes, net	15,334	8,209
Total long-term liabilities	255,634	203,699

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
48,349,874 and 47,745,592 shares issued and outstanding, respectively	484	477
Additional paid-in capital	457,572	453,621
Accumulated other comprehensive income	9,400	13,102
Accumulated deficit	(195,280)	(214,996)
Total shareholders' equity	272,176	252,204
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 634,119	$ 545,803

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 19,716	$ 18,305
Loss from discontinued operations, net of taxes	418	334
Net income from continuing operations	20,134	18,639
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	25,029	24,207
Amortization	1,709	3,239
Amortization of debt issuance costs	450	443
Net legal settlements and related expenses	591	1,851
Payments for legal settlements and related expenses	(272)	(101)
Deferred income taxes	2,182	2,907
Restructuring costs	441	703
Payments for restructuring costs	(1,158)	(1,887)
Asset impairments	216	741
Equity-based compensation	5,694	6,113
Excess tax benefits from share-based payment arrangements	(360)	(267)
Provision for doubtful accounts	214	828
Changes in working capital	1,623	(14,412)
Net cash provided by operating activities from continuing operations	56,493	43,004
Net cash used in operating activities from discontinued operations	(493)	(668)
Net cash provided by operating activities	56,000	42,336

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(24,794)	(24,154)
Business acquisitions, net of cash acquired	(50,873)	-
Other investing activities	(457)	(1,479)
Net cash used in investing activities from continuing operations	(76,124)	(25,633)
Net cash used in investing activities from discontinued operations	-	(60)
Net cash used in investing activities	(76,124)	(25,693)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(55,494)	(53,011)
Proceeds from borrowing arrangements	94,750	55,529
Payments of debt issuance costs	(1,253)	(23)
Excess tax benefits of share-based payment arrangements	360	267
Purchase and retirement of treasury stock, at cost	(2,087)	(19,358)
Exercise of stock options	-	932
Net cash provided by (used in) financing activities from continuing operations	36,276	(15,664)
Net cash used in financing activities from discontinued operations	-	-
Net cash provided by (used in) financing activities	36,276	(15,664)

Effect of exchange rate changes on cash and equivalents	(56)	132

NET INCREASE IN CASH AND EQUIVALENTS	16,096	1,111
CASH AND EQUIVALENTS, beginning of period	20,976	32,033
CASH AND EQUIVALENTS, end of period	$ 37,072	$ 33,144

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Non-GAAP Operating Income (1)
Operating income, as reported	$ 8,582	$ 8,690	$ 31,659	$ 31,173
Restructuring costs	240	590	441	703
Excise and sales tax expense	1	-	78	118
Asset impairments	18	696	216	741
Net legal settlements and related expenses	278	1,769	591	1,851
Acquisition-related costs	2,805	-	3,044	-
Equity-based compensation	2,058	1,929	5,694	6,113
Amortization	855	807	1,709	3,239
Non-GAAP operating income	$ 14,837	$ 14,481	$ 43,432	$ 43,938

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$ 4,845	$ 5,720	$ 20,134	$ 18,639
Elimination of non-recurring tax adjustments	31	(1,118)	(1,131)	(959)
Restructuring costs	169	413	311	492
Excise and sales tax expense	1	-	55	83
Asset impairments	13	487	152	519
Net legal settlements and related expenses	196	1,238	417	1,296
Acquisition-related costs	1,978	-	2,146	-
Equity-based compensation	1,451	1,350	4,014	4,279
Amortization	603	565	1,205	2,267
Non-GAAP net income from continuing operations	$ 9,287	$ 8,655	$ 27,303	$ 26,616

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$ 0.10	$ 0.12	$ 0.43	$ 0.38
Elimination of non-recurring tax adjustments	-	(0.02)	(0.02)	(0.02)
Restructuring costs	-	0.01	0.01	0.01
Excise and sales tax expense	-	-	-	-
Asset impairments	-	0.01	-	0.01
Net legal settlements and related expenses	-	0.03	0.01	0.03
Acquisition-related costs	0.04	-	0.05	-
Equity-based compensation	0.03	0.03	0.09	0.09
Amortization	0.01	0.01	0.03	0.05
Non-GAAP diluted EPS from continuing operations	$ 0.20	$ 0.18	$ 0.58	$ 0.55

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations.  Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, excise and sales tax expense, asset impairments, net legal settlements and related expenses and acquisition-related costs.  These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH
(unaudited)

Prior Year Quarter Constant Currency Adjustments (3)

		Q3 - 13 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q3 - 13 (Actual)
(in thousands, except per share data)

	Net Revenues	$ 131,911	$ (1,341)	$ 130,570
	North America Net Revenue	$ 85,802	$ (125)	$ 85,677
	Europe Net Revenue	$ 27,211	$ 380	$ 27,591
	Asia Pacific Net Revenue	$ 18,898	$ (1,596)	$ 17,302
	Non-GAAP Operating Income	$ 15,141	$ (304)	$ 14,837
	Non-GAAP Net Income from Continuing Operations	$ 9,339	$ (52)	$ 9,287
	Non-GAAP Diluted EPS from Continuing Operations	$ 0.20	$ -	$ 0.20

(3)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3 - 12) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

		Q3 - 13 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q3 - 13 (Actual)
(in thousands)

	Net Revenues	$ 130,801	$ (231)	$ 130,570

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 13)
average exchange rates.

Organic Growth (5)

		September 30, 2012	Impact of fluctuations in foreign currency exchange rates	Acquisitions	Organic net revenue growth	September 30, 2013	Organic net revenue growth rate
(in thousands, except percentages)

	Net Revenues, Three Months Ended	$ 125,892	$ (1,341)	$ 4,602	$ 1,417	$ 130,570	1.1%
	Net Revenues, Nine Months Ended	$ 379,510	$ (3,094)	$ 4,602	$ 11,222	$ 392,240	3.0%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

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